Supplement to the
Fidelity® Leveraged Company Stock Fund
September 25, 2002
Prospectus

The following information replaces similar information found in the "Buying and Selling Shares" section on page 12.

Fund Minimums
Initial Purchase	$10,000
For Fidelity Traditional IRA, Roth IRA, and Rollover IRAs	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$5,000
For Fidelity Traditional IRA, Roth IRA, and Rollover IRAs	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

The following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open ($2,000 for fund balances in Fidelity Traditional IRA, Roth IRA, and Rollover IRAs, and $500 in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 16.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000 ($2,000 for fund balances in Fidelity Traditional IRA, Roth IRA, and Rollover IRAs, and $500 in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in the fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces similar information found in the "Fund Management" section on page 20.

Thomas Soviero is vice president and manager of Leveraged Company Stock Fund, which he has managed since July 2003. He also manages institutional high-yield accounts for Fidelity. Since joining Fidelity Investments in 1989, Mr. Soviero has worked as a research analyst, manager and director of high-yield research.

LSF-03-02 July 21, 2003
1.751999.104